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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-87066 of Mid-America Realty Investments, Inc. on Form S-8 of our report dated February 17, 1995 appearing in this Annual Report on Form 10-K of Mid-America Realty Investments, Inc. for the year ended December 31, 1994.



February 17, 1995
Omaha, Nebraska


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